UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: November 3, 2004


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)



          Reckson Associates Realty Corp. - Maryland                        Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                                11-3233650
         (State or other jurisdiction of incorporation or                  Reckson Operating Partnership, L.P. -
                           organization)                                              11-3233647
                                                                               (IRS Employer ID Number)
                       225 Broadhollow Road                                             11747
                        Melville, New York                                            (Zip Code)
             (Address of principal executive offices)

                                                           1-13762
                                                     (Commission File Number)

                                                       (631) 694-6900
                                    (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On November 3, 2004, Reckson Associates Realty Corp. (the "Company") issued a press release announcing its consolidated financial results for the quarter ended September 30, 2004. A copy of this press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any registration statement filed by the Company or Reckson Operating Partnership, L.P. under the Securities Act of 1933, as amended.

Item 9.01.   Financial Statements and Exhibits

         (c)      Exhibits

         99.1 Reckson Associates Realty Corp. Earnings Press Release dated November 3, 2004

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RECKSON ASSOCIATES REALTY CORP.


                                 By:/s/Scott Rechler
                                    -----------------------------------------
                                      Scott Rechler
                                      Chief Executive Officer
                                      and President


                                 RECKSON OPERATING PARTNERSHIP, L.P.

                                 By:  Reckson Associates Realty Corp.,
                                         its General Partner


                                 By:/s/Scott Rechler
                                    ------------------------------------------
                                      Scott Rechler
                                      Chief Executive Officer
                                      and President


Date:  November 4, 2004